UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2010

NAVISTAR FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-04146	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 27, 2010, Navistar Financial Retail Receivables Corporation, a Delaware corporation (the “Seller”), entered into an amended and restated trust agreement, a copy of which is filed as an exhibit hereto, with Deutsche Bank Trust Company Delaware, as owner trustee, relating to the Navistar Financial 2010-A Owner Trust (the “Trust”), a Delaware statutory trust created on September 8, 2008. On May 27, 2010, Navistar Financial Corporation, a Delaware corporation (“NFC”) and the Seller entered into a Purchase Agreement, a copy of which is filed as an exhibit hereto, pursuant to which retail loans secured by medium and heavy duty trucks, truck chassis, buses and trailers and related property were transferred to the Seller. On May 27, 2010, the Seller and the Trust entered into a Pooling Agreement, a copy of which is filed as an exhibit hereto, pursuant to which retail loans secured by medium and heavy duty trucks, truck chassis, buses and trailers and related property were transferred to the Trust. On May 27, 2010, NFC, as servicer (the “Servicer”), the Trust and Citibank, N.A., as indenture trustee (the “Indenture Trustee”) entered into a Servicing Agreement, a copy of which is filed as an exhibit hereto, pursuant to which the Servicer agreed to service the retail loans secured by medium and heavy duty trucks, truck chassis, buses and trailers and related property that were transferred to the Trust. On May 27, 2010, the Trust issued Asset Backed Notes, Series 2009-A, Class A-1, Class A-2, Class A-3, Class B (collectively, the “Offered Notes”) and Class C (together with the Offered Notes, the “Notes”), having an aggregate principal amount of $919,200,000, pursuant to an Indenture, dated as of May 27, 2010, between the Trust and the Indenture Trustee, a copy of which is filed as an exhibit hereto. On May 27, 2010, the Offered Notes were sold to Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc. and RBC Capital Markets Corporation (collectively, the “Initial Purchasers”) pursuant to a Note Purchase Agreement, dated May 21, 2010, among the Seller, NFC and the Initial Purchasers.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	Pooling Agreement, dated as of May 27, 2010, between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2010-A Owner Trust, as issuer.

Exhibit 10.2	Indenture, dated as of May 27, 2010, between Navistar Financial 2010-A Owner Trust, as issuer, and Citibank, N.A., as indenture trustee.

Exhibit 10.3	Trust Agreement, dated as of May 27, 2010, between Navistar Financial Retail Receivables Corporation, as seller, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 10.4	Purchase Agreement, dated as of May 27, 2010, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation.

Exhibit 10.5	Servicing Agreement, dated as of May 27, 2010, among Navistar Financial Retail Receivables Corporation, Citibank, N.A., as indenture trustee, Navistar Financial 2010-A Owner Trust, as issuer, and Navistar Financial Corporation, as servicer.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION

/S/ BILL V. MCMENAMIN
By:	Bill V. McMenamin
Its:	Vice President, Chief Financial Officer and Treasurer

Date: June 3, 2010

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Pooling Agreement, dated as of May 27, 2010, between Navistar Financial Retail Receivables Corporation, as seller, and Navistar Financial 2010-A Owner Trust, as issuer.

Exhibit 10.2	Indenture, dated as of May 27, 2010, between Navistar Financial 2010-A Owner Trust, as issuer, and Citibank, N.A., as indenture trustee.

Exhibit 10.3	Trust Agreement, dated as of May 27, 2010, between Navistar Financial Retail Receivables Corporation, as seller, and Deutsche Bank Trust Company Delaware, as owner trustee.

Exhibit 10.4	Purchase Agreement, dated as of May 27, 2010, between Navistar Financial Retail Receivables Corporation and Navistar Financial Corporation.

Exhibit 10.5	Servicing Agreement, dated as of May 27, 2010, among Navistar Financial Retail Receivables Corporation, Citibank, N.A., as indenture trustee, Navistar Financial 2010-A Owner Trust, as issuer, and Navistar Financial Corporation, as servicer.